UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2025

BUNKER HILL MINING CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-150028	32-0196442
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

300-1055 West Hastings Street, Vancouver, British Columbia, Canada V6E 2E9

(Address of Principal Executive Offices) (Zip Code)

(604) 417-7952

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 24, 2025, in connection with the previously announced non-brokered private placement (the “Non-Brokered Offering”) of equity units of Bunker Hill Mining Corp., a Nevada corporation (the “Company”), the Company and Teck Resources Limited (“Teck”) entered into an amending agreement (the “Amending Agreement”) in respect of the subscription agreement, dated March 5, 2025, between the parties to, among other things, amend the closing condition thereunder requiring the Company to raise aggregate gross proceeds of at least $20 million in the previously announced brokered offering (the “Brokered Offering”) of equity units of the Company to a minimum of at least $10 million.

The foregoing description of the Amending Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amending Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 21, 2025, the Company issued to Teck an unsecured demand promissory note for an aggregate principal amount of up to $3,400,000 (the “Note”) in exchange for Teck’s agreement thereunder to provide short-term funding to the Company. The Note bears interest at a rate of 12% per annum, with such interest being capitalized and added to the principal amount outstanding under the Note monthly. The Note is available in multiple advances, at the discretion of Teck, and is payable on demand from Teck.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Note, a form of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On March 25, 2025, the Company issued a press release regarding, among other things, the Amending Agreement, the Note, the Non-Brokered Offering, the Brokered Offering, and other developments regarding the previously announced debt restructuring transactions. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amending Agreement, dated as of March 24, 2025, by and between Bunker Hill Mining Corp. and Teck Resources Limited
10.2‡	Form of Demand Promissory Note, dated as of March 21, 2025, issued by Bunker Hill Mining Corp. to the order of Teck Resources Limited
99.1	Press Release, dated as of March 25, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

‡	Certain schedules or similar attachments to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted schedule or attachment to this exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUNKER HILL MINING CORP.

Dated: March 31, 2025	By:	/s/ Sam Ash
	Name:	Sam Ash
	Title:	President and CEO